Exhibit 10.1
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KARDEX:5473-2004
Number: Five thousand three hundred fifty six
File: 17115 Turn
Registry:343

               AUTHORIZATION OF SERVITUDE BETWEEN RURAL COMMUNITY
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                       PISQUICOCHA AND THEIR ANNEX CALANI
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                                       And
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                        GRUPO MINERO INTERNACIONAL S.A.C
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INTRODUCTION.  - In Cusco on December  thirteenth  two thousand  four before me:
Antonieta Ocampo Delahaza a Notary of Cusco with Notaries Board Registration of the Notarial district of Cusco and Madre de Dios number twenty-seven. Come before me:

Mr. Domingo Munoz Taype, Peruvian, identified with National Document of Identity number 24561672, married, farmer, with legal residence in the Community of Pisquicocha and their annex Calani, district of Livitaca, county of Chumbivilcas, department of Cusco, in transit in Cusco city who appears in name and representation of the rural community Pisquicocha and their annex Calani, authorized by Agreement dated November 28th 2004.

Mr. Dean de Largie, Australian, with identification card number N91789, single, geologist, with legal residence at 671 Jose Gonzales Street, Miraflores, county and department of Lima, in transit in Cusco city who appears in name and representation of Grupo Minero Internacional S.A.C. with powers registered in file 11627338, entry 00003 of the Registry of Corporations of the Public Registries of Lima and Callao. The parties before mentioned are adults, capable and literate in Spanish language, with freedom, capacity and enough knowledge and who I have identified according to the rules of the law of notaries. They herein, give me for its formalization to public writing the following properly signed and authorized minute

Mr. Notary
May you extend in your registry of public writings a servitude authorization that takes place according to Article 10350 and following ones of the Civil Code, between the Rural Community Pisquicocha and their annex Calani, district of Livitaca, county of Chumbibilcas, department of Cusco, Peru; properly registered in the Record 921 of the Registry of Corporations, Book of Rural Communities Law 25556 of the Registral Office of Sicuani, with legal residence in the same community, properly represented by the President of the Community Mr. Domingo Munoz Taype identified with D.N.I. Number 24561672, according to the powers granted by Agreement dated November 28th and December 12th 2004, whose pertinent sections will be inserted in this document, from now on denominated THE COMMUNITY and also by Grupo Minero Internacional S.A.C, with Ruc 20508274883 with legal residence at 671-675 Jose Gonzales Street Miraflores, Lima; properly represented by its manager Mr. Dean De Largie, identified with card Number N 91789, according to proxy properly registered in Entry AS.0003 of the File
Number 11627338 of the Registry of Corporations of the Registral Area IX. Registral Office of Lima, which from now on is denominated THE COMPANY according to the following terms and conditions:





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First.  - THE  COMMUNITY  is the owner of the  superficial  land  located in the
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district of Livitaca, county of Chumbibilcas,  department of Cusco, with an area of 14,563 hectares divided in two tracts of 8,963 and 5,600 hectares each, as it can be seen in the title of property number 11671-88 Dra. -XX (D.L 22748) sent by the Ministry of Agriculture.

The Company is the owner of the mining concessions denominated Evaluz, Evaluz 1, Judith, Judith 1 and it is the grantee of the mining concession Clavela 2.

Second. - By this document,  THE COMMUNITY  authorizes in favor of the Company a
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servitude  of mining use,  so that it  finishes  the works and the works that it requires to explore its mining rights.

Third. - The term of the present  contract is five (5) years,  counted  starting
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from the signature of the present minute,  this term can be extended for another similar period.

Fourth. - In compensation for the authorization that the present document refers
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to, THE COMPANY will pay the amount of S /. 2,000 (two thousand nuevos soles and
00/100) for the first year of validity starting from the present minute, which will be increased annually in S /. 1,000 - additional for every year of validity, this way on the second year the payment will be S /. 3,000-the third year S /. 4,000 - the fourth S /. 5,000-and the fifth year will be of S /. 6,000.

To the signature of the present minute, THE COMPANY, pays to THE COMMUNITY the amount of S /. 2,000 corresponding to the first year of validity of the present contract.

Fifth.  - The  parties  agree that all the  expenses  that the  celebration  and
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formalization of this document originate will be assumed by THE COMPANY.

May you add Mr. Notary all the details required by law, as well as the attached documents. Lima, December12th 2004, following the signatures of the grantors. This minute is signed and authorized by Lawyer Ms. Jenny Egusquiza Oliveros, with Lima Bar Registration Number 11928


INSERT. - RECORDS OF MEETING DATED NOVEMBER TWENTY-EIGHTH TWO THOUSAND AND FOUR.

Antonieta Ocampo Delahaza, Notary of Cusco, certifies to have seen the denominated Book of Records of the Board Meeting of the community Pisquicocha, legalized before the Judge of the Peace of the community of Pisquicocha, of the district of Livitaca, county of Chumbivilcas, presided over by the Judge of Peace Basilio Conde Huancane, on April 28th 2003, and I have verified that from page one hundred eighteen to hundred twenty-two (118-122) you can see the records of the meeting dated September twenty-eighth 2004, whose literal content in the pertinent section is as follows:

In the village of the rural community of Pisquicocha, Calani, district of Livitaca, county of Chumbivilcas, department of Cusco, on November 28th 2004, at ten in the morning, the meeting started with the following topics that are important for THE COMMUNITY, they requested a geophysical study that has been carried out and they also approved that THE COMPANY continues with the exploration study, only for exploration.

Without any further topics the meeting concluded at four thirty in the afternoon; following three stamps of the members of the board, and 60 members signatures.

As can be seen in the Book of Records that I have seen and to which I refer if needed.




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INSERT.- RECORDS OF THE EXTRAORDINARY ASSEMBLY DATED ON DECEMBER 12th 2004.

Antonieta Ocampo Delahaza, Notary of Cusco, certifies that I have seen the Book of Records of the board of the community Pisquicocha, legalized before a Judge of the Peace of the community of Pisquicocha, district of Livitaca, county of Chumbivilcas, presided over by the Judge of the Peace Basilio Conde Huancane on April 28th 2003 and I have verified that on pages one hundred twenty-six to hundred twenty-seven (126-127) you can see the records of the meeting dated December 12th 2004, whose literal content tenor is the following one


EXTRAORDINARY ASSEMBLY

In the headquarters of the community of Pisquicocha - Calani, district of Livitaca county of Chumbivilcas, department of Cusco on December 12th 2004.

First.  -  The  president  of  THE  COMMUNITY   opened  the  assembly  with  the
representatives of GRUPO MINERO INTERNACIONAL and the Vice-president of Energy and Mines of Cusco.

Second. - As agreed in the previous assembly they ratify the permission granted to the gentlemen of the mine who were authorized for the stage of five years of exploration with a payment of two thousand soles iin the first year, in the second year three thousand soles, and in the third year four thousand soles, in the fifth year the amount of five thousand soles and in the sixth year six thousand soles, authorizing the president to sign and to go to Cusco.

Third. - THE COMPANY Grupo Minero Internacional S.AC. with RUC. 20508274883 properly represented by Mr. Dean De Largie with identification card number 91789 commits to make the repairs of the wall, the roof of the headquarters of the village and to finish with the work of doors and windows that the building lacks, the repairs consist on providing material and the community people will work on the cealing of the barn.

Without any further topics to treat the assembly finishes at three thirty; signed by the representatives of the community and other members in a total of seven signatures. As can be seen in the Book of Records that I have seen which I refer to if needed.

RECORD OF PAYMENT. - There is notice it that in the celebration of the present contract there has not been any exhibition of any means of payment, according to Law 28194, Article 7, Numeral 7.1 dated 26-03-2004.

CONCLUSION. - Formalized the document, instructed the grantors of its object and contents, and after being read, I asked them about their agreement and they ratified and signed; leaving expressed notice that the present document is inserted on page 031329 series or number 17115 and it concludes on page 031335 series or number 17118, concluding the process of signatures on December 13th
2004; following signatures of the grantors, it follows a stamp, sign and signature of Antonieta Ocampo Delahaza, Notary of Cusco.